SEMI
ANNUAL
REPORT

[GRAPHIC OMITTED]

FEBRUARY 28, 2002
TEMPLETON CAPITAL
ACCUMULATOR FUND, INC.

[LOGO OMITTED]
FRANKLIN TEMPLETON
INVESTMENTS

   THANK YOU FOR INVESTING WITH FRANKLIN
TEMPLETON. WE ENCOURAGE OUR INVESTORS TO
    MAINTAIN A LONG-TERM PERSPECTIVE AND
    REMEMBER THAT ALL SECURITIES MARKETS
MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND
   SHARE PRICES. WE APPRECIATE YOUR PAST
SUPPORT AND LOOK FORWARD TO SERVING YOUR
    INVESTMENT NEEDS IN THE YEARS AHEAD.


                                        [PHOTO OF GARY P. MOTYL OMITTED]
                                        GARY P. MOTYL
                                        PORTFOLIO MANAGER TEMPLETON
                                        CAPITAL ACCUMULATOR FUND, INC.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON CAPITAL ACCUMULATOR FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS IN EQUITY SECURITIES AND DEBT OBLIGATIONS OF COMPANIES AND GOVERNMENTS OF ANY NATION.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton Capital Accumulator Fund covers the period ended February 28, 2002. The six months under review were difficult and challenging for equity investors worldwide as weak corporate earnings and the global economic recession continued. Confidence shaking developments such as the tragic September 11 attacks and the Enron collapse also kept share prices under pressure.

Within this unsettled market environment, Templeton Capital Accumulator Fund posted a -3.78% six-month cumulative total return for the period ended February 28, 2002, as shown in the Performance Summary on page 5. In comparison, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country
(AC) World Free



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 7.

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  5

Financial Highlights &
Statement of Investments ...  6

Financial Statements ....... 13

Notes to Financial
Statements ................. 16

[GRAPHIC OF PYRAMID OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

Index, posted a -4.01% cumulative total return for the same period.1 Despite our negative absolute performance, we remain focused on our disciplined stock selection approach and believe the Fund is well-positioned to capitalize on an eventual global economic and financial market upturn.

During the six-month reporting period, we sought to take advantage of the global markets' high volatility and made some significant new additions to the Fund's portfolio, which we believe may offer attractive long-term value. For example, we initiated a position in BCE, Canada's largest telecommunications company, because of the company's secure dividend, solid balance sheet and healthy earnings prospects. We also initiated a position in the large Italian energy company Eni SpA. Concerns over the short-term outlook for oil prices pushed its share price down to levels that we believe underrated the company's ability to grow reserves and earnings for the long term. We increased our positions in several stocks, including Samsung Electronics, Deutsche Post and Yasuda Fire & Marine Insurance.

One position we sold was Fisher & Paykell, following strong price appreciation largely as a result of the company's decision to split into two parts. Our Svedala Industri and Cable & Wireless Optus holdings were eliminated through corporate takeovers, and we sold our position in Zurich Financial Services due to our concerns over the company's ability to successfully restructure to meet tough competition within the insurance and financial services industries.

While we are mindful of current economic uncertainty, our investment outlook for the intermediate term is positive. We



1. Source: Standard & Poor's Micropal. The unmanaged MSCI AC World Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

GEOGRAPHIC DISTRIBUTION
Based On Total Net Assets
2/28/02

[PIE CHART OMITTED]

EUROPE                    40.1%
NORTH AMERICA             34.2%
ASIA                      15.0%
LATIN AMERICA              3.9%
AUSTRALIA & NEW ZEALAND    2.5%
MID-EAST/AFRICA            0.5%
SHORT-TERM INVESTMENTS &
OTHER NET ASSETS           3.8%


TOP 10 SECTORS/INDUSTRIES
2/28/02

                      % OF TOTAL
                      NET ASSETS
--------------------------------

Diversified
Telecommunication Services  8.4%

Oil & Gas                   7.7%

Insurance                   6.9%

Banks                       6.8%

Pharmaceuticals             6.2%

Household Durables          5.6%

Household Products          4.3%

Metals & Mining             4.2%

Paper & Forest Products     3.9%

Chemicals                   3.6%
expect that the strong fiscal and monetary stimuli set by the U.S. and other nations during 2001 should begin to show results. In our view, a synchronized global recovery is likely to begin sometime during 2002, and we believe the Fund is well-positioned to benefit when the expected rebound occurs. Investors, however, should be reasonable in their expectations. We are cautious in our short-term outlook for the U.S. economy as the threat of terrorism remains and could disrupt the global economy and equity markets. Given these uncertainties and the sharp gains many stocks realized toward the end of 2001, we believe high volatility may persist.

In particular, we expect the technology and telecommunications sectors to continue producing wide share-price swings. Although we identified a few stocks that we think are undervalued, it is important to note a large number of these companies' valuations assume future earnings growth rates that our analysts consider too high. Additionally, we believe many of these firms, especially in the telecommunications group, have not yet addressed serious balance sheet problems.

Conversely, a number of companies in the more traditionally economically sensitive areas, often referred to as "old economy" stocks, appear well-poised to grow earnings over the next several years. In our opinion, many of these firms, such as Husky Energy, chemicals giant BASF, BHP-Billiton in metals and Volvo of transportation equipment, seem beneficiaries of the trend toward global industry consolidation and could benefit when the global economy strengthens. Equity investors' patience has been severely tested over the past several quarters, but we think that the remainder of 2002 could witness a gradual recovery with improvements in equity returns.

It is important to note that there are special risks involved with global investing related to market, currency, economic, social,



TOP 10 EQUITY HOLDINGS
2/28/02

COMPANY
SECTOR/INDUSTRY,       % OF TOTAL
COUNTRY                NET ASSETS
---------------------------------

Clorox Co.                   2.2%
HOUSEHOLD PRODUCTS, U.S.

Procter & Gamble Co.         2.1%
HOUSEHOLD PRODUCTS, U.S.

LG Electronics Inc.          1.8%
HOUSEHOLD DURABLES, SOUTH KOREA

TransCanada PipeLines Ltd.   1.6%
GAS UTILITIES, CANADA

Samsung Electronics Co. Ltd. 1.6%
SEMICONDUCTOR EQUIPMENT &
PRODUCTS, SOUTH KOREA

Alcan Inc.                   1.6%
METALS & MINING, CANADA

Superior Industries
International Inc.           1.5%
AUTO COMPONENTS, U.S.

Abbott Laboratories          1.5%
PHARMACEUTICALS, U.S.

Torchmark Corp.              1.5%
INSURANCE, U.S.

Koninklijke Philips
Electronics NV               1.4%
HOUSEHOLD DURABLES, NETHERLANDS
political and other factors. Emerging market securities involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 2,079% in the past 14 calendar years, but has suffered 4 quarterly declines of more than 20% during that time.2 Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

Thank you for your participation in Templeton Capital Accumulator Fund. We welcome any comments or suggestions you may have.

Sincerely,

/S/ SIGNATURE

Gary P. Motyl
Portfolio Manager
Templeton Capital Accumulator Fund, Inc.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------



2. Source: Standard & Poor's Micropal. Based on quarterly percentage total return change over 14 years ended 12/31/01. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Mexico Free Index is market capitalization-weighted and measures the total return of equity securities in Mexico. The index includes only securities available to foreign (non-local) investors.

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.53         $10.32    $10.85
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.1133


PERFORMANCE

                            6-MONTH     1-YEAR   5-YEAR    10-YEAR
-------------------------------------------------------------------
Cumulative Total Return 1     -3.78%    -9.92%    34.85%   187.71%

Average Annual Total Return 2 -3.78%    -9.92%     6.16%    11.15%

Value of $10,000 Investment 3 $9,622    $9,008   $13,485   $28,771

Avg. Ann. Total Return (3/31/02) 4       1.07%     7.17%    11.80%




--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Calculations do not include the effect of paying sales charges applicable to purchases of Fund shares through Templeton Capital Accumulator Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable sales charges.

Past expense waivers by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

Past performance does not guarantee future results.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Highlights


                                              SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2002 ------------------------------------------------
                                                 (UNAUDITED)     2001      2000       1999      1998      1997
                                              ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ............  $10.85       $13.34    $12.11      $9.69    $10.97     $9.08
                                              ------------------------------------------------------------------
Income from investment operations:
 Net investment income ..........................     .04          .16       .16        .18       .18       .18
 Net realized and unrealized gains (losses) .....    (.46)       (1.45)     1.71       2.78     (1.00)     2.03
                                              ------------------------------------------------------------------
Total from investment operations ................    (.42)       (1.29)     1.87       2.96      (.82)     2.21
                                              ------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................    (.11)        (.16)     (.15)      (.18)     (.18)     (.18)
 Net realized gains .............................      --        (1.04)     (.49)      (.36)     (.28)     (.14)
                                              ------------------------------------------------------------------
Total distributions .............................    (.11)       (1.20)     (.64)      (.54)     (.46)     (.32)
Net asset value, end of period ..................  $10.32       $10.85    $13.34     $12.11     $9.69    $10.97
                                              ==================================================================
Total return* ................................... (3.78)%      (9.96)%    16.44%     32.01%   (7.87)%    25.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............$371,708     $364,236  $370,029   $291,136  $191,913  $172,683
Ratios to average net assets:
 Expenses .......................................   1.05%**      1.05%     1.03%      1.11%     1.00%     1.00%
 Expenses, excluding waiver and payments
   by affiliate                                     1.05%**      1.05%     1.03%      1.11%     1.09%     1.13%
 Net investment income ..........................    .86%**      1.35%     1.24%      1.60%     1.77%     2.00%
Portfolio turnover rate .........................   5.12%       22.37%    32.13%     13.96%    11.92%     7.43%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

                       See notes to financial statements.
6

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED)



                                                                                       SHARES/
                                                                          COUNTRY      RIGHTS       VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 94.2%
     AEROSPACE & DEFENSE 1.8%
     BAE Systems PLC ................................................   United Kingdom   455,610 $  2,049,249
     Embraer-Empresa Brasileira de Aeronautica SA, ADR ..............       Brazil        98,700    2,166,465
     Rolls-Royce PLC ................................................   United Kingdom 1,000,000    2,277,196
                                                                                                 ------------
                                                                                                    6,492,910
                                                                                                 ------------
     AIR FREIGHT & COURIERS 1.0%
     Deutsche Post  AG ..............................................       Germany      272,800    3,515,981
                                                                                                 ------------
     AIRLINES .6%
     British Airways PLC ............................................   United Kingdom   748,000    2,152,982
                                                                                                 ------------
     AUTO COMPONENTS 2.6%
     Goodyear Tire & Rubber Co. .....................................    United States   148,000    4,070,000
     Superior Industries International Inc. .........................    United States   128,000    5,760,000
                                                                                                 ------------
                                                                                                    9,830,000
                                                                                                 ------------
     AUTOMOBILES 1.7%
     Ford Motor Co. .................................................    United States    83,956    1,249,265
     General Motors Corp. ...........................................    United States    25,000    1,324,500
     Volkswagen AG ..................................................       Germany       76,600    3,637,617
                                                                                                 ------------
                                                                                                    6,211,382
                                                                                                 ------------
     BANKS 5.7%
     Australia & New Zealand Banking Group Ltd. .....................      Australia     200,000    1,904,595
     Banca Nazionale del Lavoro SpA .................................        Italy       925,000    1,896,295
     Bayerische Hypo-Und Vereinsbank AG .............................       Germany       84,700    2,570,717
     DBS Group Holdings Ltd. ........................................      Singapore     433,900    3,197,669
     Foreningssparbanken AB, A ......................................       Sweden       205,200    2,353,245
     Intesabci SpA ..................................................        Italy     1,155,000    2,687,510
     Kookmin Bank ...................................................     South Korea     78,694    3,441,637
     Nordea AB, FDR .................................................       Sweden       612,000    3,149,809
                                                                                                 ------------
                                                                                                   21,201,477
                                                                                                 ------------
    *BIOTECHNOLOGY .4%
     CellTech Group PLC .............................................   United Kingdom   163,200    1,604,277
                                                                                                 ------------
     CHEMICALS 3.6%
     Akzo Nobel NV ..................................................     Netherlands     70,000    3,088,048
     BASF AG ........................................................       Germany       72,200    2,782,280
     Bayer AG, Br. ..................................................       Germany      100,000    3,174,548
     Clariant AG ....................................................     Switzerland    136,000    2,712,978
     Imperial Chemical Industries PLC ...............................   United Kingdom   300,000    1,209,318
    *Imperial Chemical Industries PLC, rts., 3/20/02 ................   United Kingdom   190,909      256,522
                                                                                                 ------------
                                                                                                   13,223,694
                                                                                                 ------------
     COMMERCIAL SERVICES & SUPPLIES .8%
     Chubb PLC ......................................................   United Kingdom   790,000    1,899,549
     Kidde PLC ......................................................   United Kingdom 1,200,000    1,145,670
                                                                                                 ------------
                                                                                                    3,045,219
                                                                                                 ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                                        SHARES/
                                                                           COUNTRY      RIGHTS       VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     COMMUNICATIONS EQUIPMENT 1.2%
     Alcatel SA .....................................................       France       128,105 $  1,778,513
     Motorola Inc. ..................................................    United States    90,000    1,170,000
     Nortel Networks Corp. ..........................................       Canada       318,000    1,595,500
                                                                                                 ------------
                                                                                                    4,544,013
                                                                                                 ------------
     COMPUTERS & PERIPHERALS 2.5%
     Compaq Computer Corp. ..........................................    United States   160,000    1,622,400
    *EMC Corp. ......................................................    United States   126,000    1,373,400
     Fujitsu Ltd. ...................................................        Japan       225,000    1,474,500
     Hewlett-Packard Co. ............................................    United States    87,500    1,760,500
     NEC Corp. ......................................................        Japan       400,000    2,908,276
                                                                                                 ------------
                                                                                                    9,139,076
                                                                                                 ------------
     CONSTRUCTION MATERIALS 1.0%
     Hanson PLC .....................................................   United Kingdom   557,581    3,682,979
                                                                                                 ------------
     CONTAINERS & PACKAGING .9%
     Jefferson Smurfit Group PLC ....................................   United Kingdom 1,500,000    3,415,793
                                                                                                 ------------
     DIVERSIFIED FINANCIALS 2.4%
     ICICI Ltd. .....................................................        India       582,498      689,722
     ICICI Ltd., ADR ................................................        India       101,100      704,667
     ING Groep NV ...................................................     Netherlands    143,000    3,400,374
     Nomura Securities Co. Ltd. .....................................        Japan       280,000    3,201,195
     Swire Pacific Ltd., A ..........................................      Hong Kong     170,000      924,191
     Swire Pacific Ltd., B ..........................................      Hong Kong     100,000       71,161
                                                                                                 ------------
                                                                                                    8,991,310
                                                                                                 ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 7.9%
     BCE Inc. .......................................................       Canada       150,400    3,138,391
     Cable & Wireless PLC ...........................................   United Kingdom 1,196,000    3,721,592
    *Cia de Telecomunicaciones de Chile SA, ADR .....................        Chile       261,725    3,664,150
     Korea Telecom Corp., ADR .......................................     South Korea    105,800    2,359,340
     Nippon Telegraph & Telephone Corp. .............................        Japan           793    2,530,252
     SBC Communications Inc. ........................................    United States   116,600    4,412,144
    *Telefonica SA ..................................................        Spain       375,500    4,378,403
     Telefonos de Mexico SA de CV (Telmex), L, ADR ..................       Mexico        75,000    2,871,750
     Videsh Sanchar Nigam Ltd. ......................................        India       150,000      523,138
     Videsh Sanchar Nigam Ltd., ADR .................................        India        83,552      567,318
     Worldcom Inc.-MCI Group ........................................    United States     7,000       48,230
    *Worldcom Inc.-Worldcom Group ...................................    United States   175,000    1,316,000
                                                                                                 ------------
                                                                                                   29,530,708
                                                                                                 ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                                         SHARES/
                                                                           COUNTRY       RIGHTS      VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRIC UTILITIES 2.7%
     E.On AG ........................................................       Germany      100,000 $  4,895,897
     Endesa SA ......................................................        Spain        74,200    1,112,933
     Iberdrola SA, Br. ..............................................        Spain       202,000    2,542,320
     Korea Electric Power Corp. .....................................     South Korea     90,470    1,499,975
                                                                                                 ------------
                                                                                                   10,051,125
                                                                                                 ------------
     ELECTRICAL EQUIPMENT .8%
     ABB Ltd. .......................................................     Switzerland     42,272      301,341
     Alstom SA ......................................................       France       173,662    2,077,509
     Alstom SA, 144A ................................................       France        34,938      417,961
                                                                                                 ------------
                                                                                                    2,796,811
                                                                                                 ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS .5%
     Hitachi Ltd. ...................................................        Japan       317,000    2,018,188
                                                                                                 ------------
     FOOD & DRUG RETAILING .6%
     Safeway PLC ....................................................   United Kingdom   525,000    2,368,778
                                                                                                 ------------
     FOOD PRODUCTS 2.7%
     Kikkoman Corp. .................................................        Japan       330,000    1,617,635
     Kraft Foods Inc. ...............................................    United States    94,000    3,675,400
     Unilever PLC ...................................................   United Kingdom   565,400    4,686,276
                                                                                                 ------------
                                                                                                    9,979,311
                                                                                                 ------------
     GAS UTILITIES 1.6%
     TransCanada PipeLines Ltd. .....................................       Canada       419,276    5,801,320
                                                                                                 ------------
     HEALTH CARE EQUIPMENT & SUPPLIES .6%
     Amersham PLC ...................................................   United Kingdom   234,215    2,365,622
                                                                                                 ------------
     HEALTH CARE PROVIDERS & SERVICES 1.0%
     Gehe AG ........................................................       Germany       90,400    3,604,834
                                                                                                 ------------
     HOUSEHOLD DURABLES 5.6%
     Electrolux AB, B ...............................................       Sweden       186,250    3,346,283
     Koninklijke Philips Electronics NV .............................     Netherlands    193,857    5,064,123
     LG Electronics Inc. ............................................     South Korea    220,000    6,563,940
     Matsushita Electric Industrial Co. Ltd. ........................        Japan       169,000    2,047,069
     Sony Corp. .....................................................        Japan        85,200    3,870,846
                                                                                                 ------------
                                                                                                   20,892,261
                                                                                                 ------------
     HOUSEHOLD PRODUCTS 4.3%
     Clorox Co. .....................................................    United States   183,000    8,013,570
     Procter & Gamble Co. ...........................................    United States    92,700    7,860,033
                                                                                                 ------------
                                                                                                   15,873,603
                                                                                                 ------------
     INDUSTRIAL CONGLOMERATES .5%
     Hutchison Whampoa Ltd. .........................................      Hong Kong     221,650    1,804,632
                                                                                                 ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                                         SHARES/
                                                                         COUNTRY         RIGHTS      VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INSURANCE 6.9%
     Ace Ltd. .......................................................       Bermuda       74,000 $  3,248,600
     American International Group Inc. ..............................    United States    43,240    3,198,463
     AXA SA .........................................................       France       178,712    3,331,324
     Muenchener Rueckversicherungs-Gesellschaft .....................       Germany       10,960    2,668,731
     Swiss Reinsurance Co. ..........................................     Switzerland     26,620    2,393,519
     Torchmark Corp. ................................................    United States   140,000    5,626,600
     XL Capital Ltd., A .............................................       Bermuda       30,000    2,857,800
     Yasuda Fire & Marine Insurance Co. Ltd. ........................        Japan       510,000    2,374,220
                                                                                                 ------------
                                                                                                   25,699,257
                                                                                                 ------------
    *INTERNET SOFTWARE & SERVICES .5%
     Check Point Software Technologies Ltd. .........................       Israel        62,400    1,742,208
                                                                                                 ------------
     MACHINERY 2.9%
     IHC Caland NV ..................................................     Netherlands     42,000    2,147,102
     Komatsu Ltd. ...................................................        Japan       771,000    2,523,429
     SIG Holding AG .................................................     Switzerland     25,000    2,493,546
     Volvo AB, B ....................................................       Sweden       200,000    3,516,870
                                                                                                 ------------
                                                                                                   10,680,947
                                                                                                 ------------
     MEDIA .8%
     United Business Media PLC ......................................   United Kingdom    23,066      190,855
     Wolters Kluwer NV ..............................................     Netherlands    135,000    2,907,696
                                                                                                 ------------
                                                                                                    3,098,551
                                                                                                 ------------
     METALS & MINING 4.2%
     Alcan Inc. .....................................................       Canada       142,400    5,772,896
     BHP Billiton PLC ...............................................      Australia     545,000    3,083,407
     Pechiney SA, A .................................................       France        44,000    2,264,569
    *Ucar International Inc. ........................................    United States   140,000    1,507,800
     WMC Ltd. .......................................................      Australia     600,000    2,973,026
                                                                                                 ------------
                                                                                                   15,601,698
                                                                                                 ------------
     MULTILINE RETAIL .2%
     Hudsons Bay Co. ................................................       Canada        90,000      802,144
                                                                                                 ------------
     OIL & GAS 7.7%
     Burlington Resources Inc. ......................................    United States    38,900    1,461,862
     ChevronTexaco Corp. ............................................    United States    50,820    4,291,241
     Eni SpA ........................................................        Italy       304,000    4,165,284
     Husky Energy Inc. ..............................................       Canada       245,000    2,565,365
     Norsk Hydro ASA ................................................       Norway        64,000    2,722,121
     Repsol YPF SA ..................................................        Spain       171,000    2,113,704
     Shell Transport & Trading Co. PLC, ADR .........................   United Kingdom   110,000    4,596,900
     Sunoco Inc. ....................................................    United States    85,000    3,274,200
     Total Fina Elf SA, B ...........................................       France        23,322    3,427,481
                                                                                                 ------------
                                                                                                   28,618,158
                                                                                                 ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                                        SHARES/
                                                                           COUNTRY      RIGHTS       VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PAPER & FOREST PRODUCTS 3.9%
     Boise Cascade Corp. ............................................    United States    72,000 $  2,588,400
     Georgia-Pacific Corp. ..........................................    United States   144,000    3,693,600
     International Paper Co. ........................................    United States   109,000    4,768,750
     Stora Enso OYJ, R (EUR/FIM Traded) .............................       Finland      140,400    1,821,689
     Stora Enso OYJ, R (SEK Traded) .................................       Finland      130,627    1,691,534
                                                                                                 ------------
                                                                                                   14,563,973
                                                                                                 ------------
     PHARMACEUTICALS 6.2%
     Abbott Laboratories ............................................    United States   100,000    5,655,000
     Aventis SA .....................................................       France        46,000    3,411,990
    *Elan Corp. PLC, ADR ............................................   Irish Republic   185,900    2,621,190
     ICN Pharmaceuticals Inc. .......................................    United States   116,000    3,230,600
     Mylan Laboratories Inc. ........................................    United States   150,000    4,557,000
     Pharmacia Corp. ................................................    United States    90,330    3,708,046
                                                                                                 ------------
                                                                                                   23,183,826
                                                                                                 ------------
     REAL ESTATE .7%
     Cheung Kong Holdings Ltd. ......................................      Hong Kong     290,000    2,416,899
                                                                                                 ------------
     ROAD & RAIL 1.2%
     Burlington Northern Santa Fe Corp. .............................    United States   113,000    3,279,260
     Stagecoach Holdings PLC ........................................   United Kingdom 1,079,000    1,033,963
                                                                                                 ------------
                                                                                                    4,313,223
                                                                                                 ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.3%
    *Agere Systems Inc., A ..........................................    United States   735,000    2,940,000
     Samsung Electronics Co. Ltd. ...................................     South Korea     22,300    5,777,551
                                                                                                 ------------
                                                                                                    8,717,551
                                                                                                 ------------
    *SOFTWARE .4%
     Synopsys Inc. ..................................................    United States    31,500    1,483,650
                                                                                                 ------------
     TEXTILES & APPAREL 1.1%
     Hugo Boss AG ...................................................       Germany      108,000    2,032,818
     Kellwood Co. ...................................................    United States    90,500    2,188,290
                                                                                                 ------------
                                                                                                    4,221,108
                                                                                                 ------------
    *WIRELESS TELECOMMUNICATION SERVICES .2%
     China Mobile (Hong Kong) Ltd. ..................................        China       281,000      810,655
                                                                                                 ------------
     TOTAL COMMON STOCKS (COST $327,102,555) ........................                             350,092,134
                                                                                                 ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                                       SHARES/
                                                                          COUNTRY      RIGHTS       VALUE
-------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS 2.0%
     Banco Bradesco SA, ADR, pfd. ...................................       Brazil        72,000 $  2,120,400
     Banco Itau SA, pfd. ............................................       Brazil    22,000,000    1,865,197
     Embratel Participacoes SA, ADR, pfd. ...........................       Brazil       460,000    1,697,400
     News Corp. Ltd., pfd. ..........................................      Australia     312,000    1,640,986
                                                                                                 ------------
     TOTAL PREFERRED STOCKS (COST $6,369,451)                                                       7,323,983
                                                                                                 ------------
    aSHORT TERM INVESTMENTS (COST $16,718,459) 4.5%
     Franklin Institutional Fiduciary Trust Money Market Portfolio ..   United States 16,718,459   16,718,459
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $350,190,465) 100.7% ...................                             374,134,576
     OTHER ASSETS, LESS LIABILITIES (.7)% ...........................                              (2,426,808)
                                                                                                 ------------
     TOTAL NET ASSETS 100.0% ........................................                            $371,707,768
                                                                                                 ============

     CURRENCY ABBREVIATIONS:
     EUR-- European Unit
     FIM-- Finnish Markka
     SEK-- Swedish Krona



*Non-income producing.
aThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by
 Franklin Advisers Inc., an affiliate of Franklin Resources Inc.



                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $350,190,465) .................................   $374,134,576
 Receivables:
  Capital shares sold ....................................................................         40,400
  Dividends ..............................................................................        940,839
                                                                                             ------------
      Total assets .......................................................................    375,115,815
                                                                                             ------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................      2,965,353
  Capital shares redeemed ................................................................         14,622
  To affiliates ..........................................................................        271,046
 Accrued expenses ........................................................................        157,026
                                                                                             ------------
      Total liabilities ..................................................................      3,408,047
                                                                                             ------------
Net assets, at value .....................................................................   $371,707,768
                                                                                             ============
Net assets consist of:
 Undistributed net investment income .....................................................   $  1,067,061
 Net unrealized appreciation .............................................................     23,939,201
 Accumulated net realized loss ...........................................................     (5,194,776)
 Capital shares ..........................................................................    351,896,282
                                                                                             ------------
Net assets, at value .....................................................................   $371,707,768
                                                                                             ============
Net asset value and maximum offering price per share ($371,707,768 / 36,003,658
  shares outstanding) ....................................................................         $10.32
                                                                                             ============

                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)

Dividend Income (net of foreign taxes of $184,824) .......................                   $  3,368,155
                                                                                             ------------
Expenses:
 Management fees (Note 3) ................................................    $  1,284,111
 Administrative fees (Note 3) ............................................         252,597
 Distribution fees (Note 3) ..............................................         178,057
 Custodian fees ..........................................................          43,250
 Reports to shareholders .................................................          70,700
 Professional fees .......................................................          15,600
 Directors' fees and expenses ............................................          12,000
 Other ...................................................................           1,350
                                                                              ------------
      Total expenses .....................................................                      1,857,665
                                                                                             ------------
           Net investment income .........................................                      1,510,490
                                                                                             ------------
Realized and unrealized gains:
 Net realized gain from:
  Investments ............................................................         194,951
  Foreign currency transactions ..........................................          36,612
                                                                              ------------
      Net realized gain ..................................................                        231,563
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................     (14,910,617)
  Translation of assets and liabilities denominated in foreign currencies            1,420
                                                                              ------------
      Net unrealized depreciation ........................................                    (14,909,197)
                                                                                             ------------
Net realized and unrealized loss .........................................                    (14,677,634)
                                                                                             ------------
Net decrease in net assets resulting from operations .....................                   $(13,167,144)
                                                                                             ============

                       See notes to financial statements.
14

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2001

                                                                             SIX MONTHS ENDED      YEAR ENDED
                                                                             FEBRUARY 28, 2002  AUGUST 31, 2001
                                                                             -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................  $  1,510,490     $  4,946,472
  Net realized gain (loss) from investments and foreign currency transactions       231,563         (656,190)
  Net unrealized depreciation on investments and translation of assets and
    liabilities denominated in foreign currencies ...........................   (14,909,197)     (43,014,319)
                                                                               -----------------------------
      Net decrease in net assets resulting from operations ..................   (13,167,144)     (38,724,037)
Distributions to shareholders from:
 Net investment income ......................................................    (3,898,543)      (4,441,787)
 Net realized gains .........................................................            --      (29,742,031)
                                                                               -----------------------------
Total distributions to shareholders .........................................    (3,898,543)     (34,183,818)
Capital share transactions (Note 2) .........................................    24,537,563       67,115,043
      Net increase (decrease) in net assets .................................     7,471,876       (5,792,812)

Net assets:
 Beginning of period ........................................................   364,235,892      370,028,704
                                                                               -----------------------------
 End of period ..............................................................  $371,707,768     $364,235,892
                                                                               =============================

Undistributed net investment income included in net assets:
 End of period ..............................................................  $  1,067,061     $  3,455,114
                                                                               =============================

                       See notes to financial statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth. Under normal market conditions, the Fund invests in equity securities and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

At February 28, 2002, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                      FEBRUARY 28, 2002               AUGUST 31, 2001
                                                  --------------------------------------------------------
                                                     SHARES      AMOUNT            SHARES        AMOUNT
                                                  --------------------------------------------------------
Shares sold ....................................   2,767,777   $28,075,959        5,231,811  $ 60,737,748
Shares issued on reinvestment of distributions .     393,387     3,838,282        2,972,283    33,606,690
Shares redeemed ................................    (728,221)   (7,376,678)      (2,365,330)  (27,229,395)
                                                  --------------------------------------------------------
Net increase ...................................   2,432,943   $24,537,563        5,838,764  $ 67,115,043
                                                  ========================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TIC of 0.75% per year of the average daily net assets of the Fund.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
        ---------------------------------------------------------------
        0.15%       First $200 million
        0.135%      Over $200 million, up to and including $700 million
        0.10%       Over $700 million, up to and including $1.2 billion
        0.075%      Over $1.2 billion

The Fund reimburses Distributors up to a blended rate of .10% of average daily net assets per year attributable to Templeton Capital Accumulator Plan I and ..30% of average daily net assets per year attributable to Templeton Capital Accumulator Plan II, for costs incurred in marketing the Fund's shares. Under the distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2002, there were unreimbursed costs of $182,556. Distributors received net commissions from sales of the Fund's shares of $150,912.


4. INCOME TAXES

At February 28, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments .......................  $350,190,709
                                                              -------------
                 Unrealized appreciation ...................    67,433,469
                 Unrealized depreciation ...................   (43,489,602)
                                                              -------------
                 Net unrealized appreciation ...............  $ 23,943,867
                                                              =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $5,197,008 and $229,087, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2002 aggregated $38,830,622 and $17,232,516, respectively.

SEMIANNUAL REPORT
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Capital Accumulator Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TCAP S2002 04/02   [LOGO OMITTED] Printed on recycled paper